                                POWER OF ATTORNEY

The undersigned Officer of streetTRACKS Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of May, 2005.

                                                     /s/ Gary French
                                                     ---------------------------
                                                     Gary French

                                POWER OF ATTORNEY

The undersigned Trustee and Officer of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 19th day of January, 2006.

                                                     /s/ James E. Ross
                                                     ---------------------------
                                                     James E. Ross

                                POWER OF ATTORNEY

The undersigned Trustee of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of February, 2005.

                                                     /s/ David M. Kelly
                                                     ---------------------------
                                                     David M. Kelly

                                POWER OF ATTORNEY

The undersigned Trustee of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of February, 2005.

                                                     /s/ Frank Nesvet
                                                     ---------------------------
                                                     Frank Nesvet

                               POWER OF ATTORNEY

The undersigned Trustee of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of February, 2005.

                                                     /s/ Helen Peters
                                                     ---------------------------
                                                     Helen F. Peters

                                POWER OF ATTORNEY

The undersigned Officer and Trustee of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of February, 2005.

                                                     /s/ Agustin J. Fleites
                                                     ---------------------------
                                                     Agustin J. Fleites

                                POWER OF ATTORNEY

The undersigned Officer of streetTRACKS(R) Index Shares Funds (the "Trust") hereby constitutes and appoints Mary Moran Zeven and Scott M. Zoltowski, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC"') under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, the securities or Blue Sky laws of any state or other jurisdiction, any securities exchange, the CFTC, and the regulatory authorities of any foreign jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned hereby revokes any Powers of Attorney previously granted with respect to the Trust concerning the filings and actions described herein.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 23rd day of February, 2005.

                                                     /s/ Donald A. Gignac
                                                     ---------------------------
                                                     Donald A. Gignac